Exhibit 99.1

DINE BRANDS GLOBAL, INC. ADOPTS LIMITED DURATION STOCKHOLDER RIGHTS AGREEMENT

Stockholders Are Not Required to Take Any Action at This Time

PASADENA, Calif. —(BUSINESS WIRE) October 29, 2026— Dine Brands Global, Inc. (NYSE: DIN) (the “Company” or “Dine Brands”), the parent company of Applebee’s Neighborhood Grill + Bar®, IHOP® and Fuzzy’s Taco Shop® restaurants, today announced that, on October 28, 2026, its Board of Directors (the “Board”) unanimously adopted a limited duration stockholder rights agreement (the “Rights Agreement”) to protect stockholder interests and maximize value for all stockholders.

The Board adopted the Rights Agreement in response to media reports about a significant open market accumulation in Dine Brands’ stock and derivatives. The Rights Agreement is intended to reduce the likelihood that anyone is able to gain control of Dine Brands without paying all stockholders an appropriate control premium, and to provide the Board the adequate opportunity to make informed judgments and take actions that are in the best interests of all stockholders.

Pursuant to the Rights Agreement, Dine Brands will issue, by means of a dividend, one preferred share purchase right (“Right”) for each outstanding share of Dine Brands’ common stock to stockholders of record on the close of business on November 9, 2026. Initially, these Rights will not be exercisable and will trade with, and be represented by, the shares of Dine Brands’ common stock. The Rights Agreement will expire on October 27, 2027, or earlier, as provided in the Rights Agreement.

The Rights Agreement is similar to many other rights plans adopted by publicly-held companies. Under the Rights Agreement, the Rights generally become exercisable only if a person or group (each, an “Acquiring Person”) acquires beneficial ownership of the Specified Percentage (as defined below) or more of the outstanding shares of Dine Brands’ common stock in a transaction not approved by the Board. In that situation, each holder of a Right (other than the Acquiring Person, whose Rights will become void and will not be exercisable) will be entitled to purchase, at the then-current exercise price, additional shares of Dine Brands’ common stock at a 50% discount. In addition, if Dine Brands is acquired in a merger or other business combination after an unapproved party acquires more than the Specified Percentage of the outstanding shares of Dine Brands’ common stock, each holder of a Right would be entitled to purchase, at the then-current exercise price, shares of the acquiring company’s stock at a 50% discount. The Board, at its option, may exchange each Right (other than rights owned by the acquiring person that have become void) in whole or in part, at an exchange ratio of one share of Dine Brands’ common stock per outstanding right, subject to adjustment. Except as provided in the Rights Agreement, the Board is entitled to redeem the Rights at $0.001 per Right at any time.

The “Specified Percentage” is defined as (i) 20% (twenty percent) when referring to the beneficial ownership of any person that is a passive investor but only for so long as such person is a passive investor and (ii) 10% (ten percent) when referring to the beneficial ownership of any person that is not a passive investor.

If a person or group that beneficially owns the Specified Percentage or more of the outstanding shares of Dine Brands’ common stock prior to Dine Brands’ announcement of its adoption of the Rights Agreement, then that person’s or group’s existing ownership percentage will be grandfathered, with certain exceptions (however, such Rights will become exercisable if at any time after the announcement of the adoption of the Rights Agreement such person or group increases its ownership of Dine Brands’ common stock).

Stockholders are not required to take any action at this time.

Additional information regarding the Rights Agreement will be contained in a current report on Form 8-K to be filed by Dine Brands with the U.S. Securities and Exchange Commission.

About Dine Brands Global, Inc.

Based in Pasadena, California, Dine Brands Global, Inc. (NYSE: DIN), through its subsidiaries and franchisees, supports and operates restaurants under the Applebee’s Neighborhood Grill + Bar®, IHOP®, and Fuzzy’s Taco Shop® brands. As of June 28, 2026, these three brands comprised nearly 3,500 restaurants. Dine Brands is one of the largest full-service restaurant companies in the world and in 2022 expanded into the Fast Casual segment. For more information on Dine Brands, visit the Company’s website located at www.dinebrands.com.

Forward Looking Statements

Statements contained in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: general economic conditions, including the impact of inflation, particularly as it may impact our franchisees directly; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of corporate strategies, including restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health of our franchisees, including any insolvency or bankruptcy; credit risks from our IHOP franchisees operating under our previous IHOP business model in which we built and equipped IHOP restaurants and then franchised them to franchisees; insufficient insurance coverage to cover potential risks associated with the ownership and operation of restaurants; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; risks of food-borne illness or food tampering; possible future impairment charges; trading volatility and fluctuations in the price of our shares; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; changes in U.S. government regulations and trade policies, including the imposition of tariffs and other trade barriers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; delivery initiatives and use of third-party delivery vendors; our allocation of human capital and our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; risks of major natural disasters, including earthquake, wildfire, tornado, flood or a man-made disaster, including terrorism, civil unrest or a cyber incident; risks of volatile or adverse weather conditions as a result of climate change; pandemics, epidemics, or other serious incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; changes in tax laws; failure to meet investor and stakeholder expectations regarding business responsibility matters; and other factors discussed from time to time in the Company’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and the Company does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.